                                                               Ex. 10.13

                                                               EXECUTION COPY










                            STOCK PURCHASE AGREEMENT


                                     between


                             STARMEDIA NETWORK, INC.


                                       and


                           HEARST COMMUNICATIONS, INC.





                           Dated as of April 30, 1999



                                TABLE OF CONTENTS

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

                                                                                     PAGE

                                    ARTICLE I

                              THE PURCHASED SHARES

Section 1.1  Issuance, Sale and Delivery of the Purchased Shares....................  1
Section 1.2  Closing................................................................  1

                                    ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 2.1  Organization; Corporate Power..........................................  1
Section 2.2  Authorization of Agreement.............................................  2
Section 2.3  Validity...............................................................  2
Section 2.4  Authorized Capital Stock...............................................  2
Section 2.5  Financial Statements...................................................  2
Section 2.6  Litigation; Compliance with Law........................................  3
Section 2.7  Intellectual Property..................................................  3
Section 2.8  Taxes..................................................................  3
Section 2.9  Governmental Approvals.................................................  3
Section 2.10 Brokers................................................................  3
Section 2.11 Foreign Corrupt Practices Act..........................................  4

                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS


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

Section 3.1  Organization; Corporate Power..........................................  4
Section 3.2  Authorization of Agreements............................................  4
Section 3.3  Validity...............................................................  4
Section 3.4  Accredited Investor....................................................  4
Section 3.5  Sufficient Knowledge...................................................  5
Section 3.6  Investment.............................................................  5
Section 3.7  No Registration........................................................  5
Section 3.8  Brokers................................................................  5

                                   ARTICLE IV

                 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER
                                 AND THE COMPANY

Section 4.1  Conditions to the Obligations of the Purchaser on the Closing Date.....  5
             (a) Representations and Warranties to be True and Correct..............  5
             (b) Performance........................................................  5
             (c) Supporting Documents...............................................  6
             (d) Registration Rights Agreement......................................  6
Section 4.2  Condition to the Obligations of the Company on the Closing Date........  6
             (a) Representations and Warranties to be True and Correct..............  6
             (b) Performance........................................................  6
             (c) Lockup Agreement...................................................  7

                                    ARTICLE V

                                  MISCELLANEOUS

Section 5.1  Registration Rights Agreement..........................................  7



Section 5.2  Lockup Agreement.......................................................  7
Section 5.3  Expenses...............................................................  7
Section 5.4  Brokerage..............................................................  7
Section 5.5  Notices................................................................  7
Section 5.6  Governing Law..........................................................  8
Section 5.7  Entire Agreement.......................................................  8
Section 5.8  Counterparts...........................................................  8
Section 5.9  Amendments.............................................................  8
Section 5.10 Severability...........................................................  8
Section 5.11 Titles and Subtitles...................................................  8
Section 5.12 Certain Defined Terms..................................................  8


         STOCK PURCHASE AGREEMENT dated as of April 30, 1999, between StarMedia Network, Inc., a Delaware corporation (the "Company"), and Hearst
Communications, Inc. (the "Purchaser").

         WHEREAS, the Company wishes to issue and sell to the Purchaser an aggregate of 909,091 shares (the "Purchased Shares") of the authorized but unissued common stock, $0.001 par value, of the Company (the "Common Stock"); and

         WHEREAS, the Purchaser wishes to purchase the Purchased Shares on the terms and subject to the conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:


                              THE PURCHASED SHARES

              ISSUANCE, SALE AND DELIVERY OF THE PURCHASED SHARES.

     The Company agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, the Purchased Shares in exchange for an amount equal to $10,000,000 (the "Purchase Price").

              CLOSING.

     The closing (the "Closing") shall take place at the offices of Winthrop, Stimson, Putnam and Roberts, One Battery Park Plaza, New York, New York 10004 on April 30, 1999, at 10:00 a.m., New York time, or at such other date and time as may be agreed upon between the Purchaser and the Company (the "Closing Date").

         At the Closing, the Company shall issue and deliver to the Purchaser a stock certificate or certificates in definitive form, registered in the name of the Purchaser representing the Purchased Shares. As payment in full for the Purchased Shares, and against delivery of the stock certificate or certificates therefor as aforesaid, on the Closing Date the Purchaser shall deliver to the Company the Purchase Price, payable by (i) delivery to the Company of a certified check payable to the order of the Company, or (ii) wire transfer of immediately available funds to the account of the Company.



                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Purchaser that, except as set forth in the Disclosure Schedule attached as SCHEDULE I:

              ORGANIZATION; CORPORATE POWER.

     The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the corporate power and authority to execute and deliver this Agreement, and perform its obligations hereunder.

              AUTHORIZATION OF AGREEMENT.

     The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation of the Company, as amended (the "Charter"), or the By-laws of the Company, as amended.


     The Purchased Shares have been duly authorized and, when issued and delivered in accordance with this Agreement, will be validly issued, fully paid and nonassessable shares of Common Stock and will be free and clear of all liens, charges, restrictions, claims and encumbrances ("Liens") imposed by or through the Company.


              VALIDITY.

     This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by general equitable principles.

              AUTHORIZED CAPITAL STOCK.

     The authorized capital stock of the Company consists of (i) 60,000,000 shares of Preferred Stock, $0.001 par value (the "Preferred Stock"), of which 7,330,000 shares have been designated Series A Convertible Preferred Stock, 8,000,000 shares have been designated Series B Convertible Preferred Stock and 16,666,667 shares have been designated Series C Convertible Preferred Stock, and
(ii) 100,000,000 shares of Common Stock, $0.001 par value. Prior to the Closing and to any other sale of Common Stock occurring on the Closing Date, (A) 10,427,000 shares of Common Stock will be validly issued and outstanding, fully paid and nonassessable, (B) 7,330,000 shares of Series A Convertible Preferred Stock, 8,000,000 shares of Series B Convertible Preferred Stock and 16,666,667 shares of Series C Convertible Preferred Stock will be validly issued and outstanding, fully paid and non-assessable. An aggregate of 31,996,667 shares of Common Stock has been reserved for issuance upon conversion of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock. Options to purchase 8,579,100 shares of Common Stock have been granted and are currently outstanding. The designations, powers, preferences, rights, qualifications, limitation and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Charter.

              FINANCIAL STATEMENTS.

     The Company has furnished to the Purchaser (i) the audited balance sheet of the Company as of December 31, 1998 (the "Balance Sheet"), and the related audited statements of income and stockholders' equity for the year then ended, and (ii) the unaudited balance sheet of the Company as of March 30, 1999 and the related unaudited statements of income and stockholders' equity for the three months then ended (the "Unaudited Balance Sheet," and together with the Balance Sheet, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of the Company and its results of operation for and as of the dates set fort h therein. Since the date of the Unaudited Balance Sheet, there has been no material adverse change in the assets, liabilities or financial condition of the Company from that reflected in the Unaudited Balance Sheet, except for changes in the ordinary course of business.

              LITIGATION; COMPLIANCE WITH LAW.

     There is no action, suit, claim or proceeding pending or, to the Company's knowledge, threatened against the Company or any of its subsidiaries, at law or in equity, or before or by any foreign or domestic Federal, state, municipal or other governmental department, commission, board, bureau agency or instrumentality, except to the extent that any of the foregoing, if determined adversely to the Company, would not have a material and adverse effect on the business, financial condition, operations or property of the Company or any of its subsidiaries ("Material Adverse Effect"). The Company and each of its subsidiaries (i) has complied with all foreign and domestic laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, (ii) has all necessary permits, licenses and other authorizations required to conduct its business as conducted, and (iii) has been operating its business pursuant to and in compliance with the terms of all such permits, licenses and other authorizations, except to the extent that the failure to do any of the foregoing would not have a Material Adverse Effect.

              INTELLECTUAL PROPERTY.

     The Company has the right to use all Intellectual Property (as defined below) used by the Company or necessary in connection with the operation of the Company's business, without, to the best knowledge of the Company, infringing on or otherwise acting adversely to the rights of any person.

     Except as set forth in the Disclosure Schedule, no claim is pending or, to the best of the Company's knowledge, threatened to the effect that any domestic or foreign patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names or copyrights ("Intellectual Property") owned or licensed by the Company or any of its subsidiaries or which the Company or any of its subsidiaries otherwise has the right to use, is invalid or unenforceable by the Company or any such subsidiary, except to the extent that any of the foregoing, if determined adversely to the Company, would not have a Material Adverse Effect.

              TAXES.

     The Company and each of its subsidiaries has filed all tax returns, Federal, state, foreign, county and local, required to be filed by it, and the Company and each of its subsidiaries has paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges which have become due or payable, other than those being contested in good faith. The Company and each of its subsidiaries has established adequate reserves for all taxes accrued but not yet payable.

              GOVERNMENTAL APPROVALS.

     Subject to the accuracy of the representations and warranties of the Purchaser set forth in Article III, no registration or filing with, or consent or approval of or other action by, any foreign or domestic Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of its obligations hereunder, other than filings pursuant to Federal and state securities laws in connection with the sale of the Purchased Shares.

              BROKERS.

     Except as set forth on the Disclosure Schedule, the Company has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

              FOREIGN CORRUPT PRACTICES ACT.

     Neither the Company nor any of its subsidiaries has taken any action which would cause it to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any rules and regulations thereunder. To the best of the Company's knowledge, there is not now, and there has never been, any employment by the Company or any of its subsidiaries of, or beneficial ownership in the Company or any of its subsidiaries by, any governmental or political official in any country in the world.

              Subsidiaries.

     Each of the Company's subsidiaries is a corporation duly organized, validly existing and in good stnading under the laws of its jurisdiction of incorporation, and has full corporate power and authority to conduct its business as and to the extent now conducted and to own, use and lease its assets and properties. Each such subsidiary is duly qualified, licensed or admitted to do business and is in good standing in those jurisdictions in which the ownership, use or leasing of such subsidiary's assets and properties, or the nature of its business, makes such qualification, licensing or admission necessary, except to the extent the failure of any such subsidiary to be so qualified, licensed or admitted would not have a Material Adverse Effect. All of the outstanding shares of capital stock of each subsidiary of the Company are owned, beneficially and of record, by the Company or other subsidiaries of the Company, free and clear of all Liens. There are no outstanding options to purchase any capital stock of any subsidiary of the Company.


                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser represents and warrants to the Company that:

              ORGANIZATION; CORPORATE POWER.

     The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the power and authority to execute, deliver and perform its obligations under this Agreement.

              AUTHORIZATION OF AGREEMENTS.

     The execution and delivery by the Purchaser of this Agreement, and the performance by the Purchaser of its obligations hereunder have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, or the Purchaser's organizational documents.

              VALIDITY.

     This Agreement has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by general equitable principles.

              ACCREDITED INVESTOR.

     The Purchaser is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933 (the "Securities Act") and was not organized for the specific purpose of acquiring the Purchased Shares.

              SUFFICIENT KNOWLEDGE.

     The Purchaser has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof. The Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management.

              INVESTMENT.

     The Purchaser is acquiring the Purchased Shares being purchased by it hereunder for its own account, not as a nominee or agent, for the purpose of investment and not with a view to the resale or distribution of any part thereof, and the Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Purchased Shares.

              NO REGISTRATION.

     The Purchaser understands that (i) the Purchased Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to
Section 4(2) thereof or Rule 506 promulgated under the Securities Act, (ii) the Purchased Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Purchased Shares will bear a legend to such effect and
(iv) the Company will make a notation on its transfer books to such effect.

              BROKERS.

     The Purchaser has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.


                 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER
                                AND THE COMPANY

              CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER ON THE CLOSING
DATE.

     The obligation of the Purchaser to purchase the Purchased Shares from the Company on the Closing Date is subject to the satisfaction or waiver, on or before the Closing Date, of the following conditions:

              REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT.

     The representations and warranties contained in Article II shall be true, complete and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the President and Treasurer of the Company shall have certified to such effect to the Purchaser in writing.

              PERFORMANCE.

     The Company shall have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or on the Closing Date, and the

President and Treasurer of the Company shall have certified to the Purchaser in writing to such effect and to the further effect that all of the conditions set forth in this Section 4.1 have been satisfied.

              SUPPORTING DOCUMENTS.

     The Purchaser shall have received copies of the following documents:

              (A) the Charter, certified as of a recent date by the Secretary of State of the State of Delaware, (B) a certificate of said Secretary, dated as of a recent date, as to the due incorporation and good standing of the Company, the payment of all excise taxes by the Company and listing all documents of the Company on file with said Secretary and (C) a certificate of the Secretary of State of the State of New York, dated as of a recent date, as to the good standing of the Company in such state; and

              a certificate of the Secretary or an Assistant Secretary of the Company dated the Closing Date and certifying: (A) that attached thereto is a true and complete copy of the By-laws of the Company as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors or the stockholders of the Company authorizing the execution, delivery and performance of this Agreement, the Lockup Agreement and the Registration Rights Agreement, including the issuance, sale and delivery of the Purchased Shares, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby; (C) that the Charter has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i)(B) above; and (D) to the incumbency and specimen signature of each officer of the Company executing this Agreement, the stock certificates representing the Purchased Shares and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause (ii).

              REGISTRATION RIGHTS AGREEMENT.

     The Company shall have executed and delivered to the Purchaser a registration rights agreement substantially in the form attached hereto as EXHIBIT A (the "Registration Rights Agreement").

              CONDITION TO THE OBLIGATIONS OF THE COMPANY ON THE CLOSING DATE.

     The obligation of the Company to sell the Purchased Shares to the Purchaser is subject to the satisfaction or waiver, on or before the Closing Date, of the following conditions:

              REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT.

     The representations and warranties contained in Article III shall be true, complete and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the Purchaser shall have certified to such effect to the Company in writing.

              PERFORMANCE.

     The Purchaser shall have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or at the Closing Date, and the Purchaser shall have certified to the Company in writing to such effect and to the further effect that all of the conditions set forth in this Section 4.2 have been satisfied.

              LOCKUP AGREEMENT.

     The Purchaser shall have executed and delivered to the Company a lockup agreement substantially in the form attached hereto as EXHIBIT B (the "Lockup Agreement").


                                 MISCELLANEOUS

              REGISTRATION RIGHTS AGREEMENT.

     On or prior to the Closing Date, the Company shall execute and deliver to the Purchaser the Registration Rights Agreement.

              LOCKUP AGREEMENT.

     On or prior to the Closing Date, the Purchaser shall execute and deliver to the Company the Lockup Agreement.

              EXPENSES.

     Each party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated; PROVIDED, HOWEVER, that the Company shall pay the reasonable legal fees and expenses of Purchaser's counsel incurred in connection with the transactions contemplated hereby, up to a maximum of $10,000.

              BROKERAGE.

     Each party hereto will indemnify and hold harmless the other against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party, other than as described in Section 2.10 of the Disclosure Schedule.

              NOTICES.

     All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier, addressed as follows:

              To the Company:
              StarMedia Network, Inc.
              29 West 36th Street
              5th Floor New York,
              New York 10018
              Attention: President
              Fax Number: 212-631-9100

              To the Purchaser:
              Hearst Communications, Inc
              959 Eighth Avenue
              New York, New York 10019
              Attention: _______________
              Fax Number: ____________

              with a copy to:

              Rogers & Wells LLP
              200 Park Avenue
              New York, NY 10166
              Attention: Steven A. Hobbs
              Fax Number: 212-631-9100

or at such other address or fax number or to the attention of such other person as the party to whom such information pertains may hereafter specify.

              GOVERNING LAW.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

              ENTIRE AGREEMENT.

     This Agreement, including the Schedules and Exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. All Schedules and Exhibits hereto are hereby incorporated herein by reference.

              COUNTERPARTS.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              AMENDMENTS.

     This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company and the Purchaser.

              SEVERABILITY.

     If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

              TITLES AND SUBTITLES.

     The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

              CERTAIN DEFINED TERMS.

     As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "PERSON" shall mean an individual, corporation, trust, partnership, joint venture, unincorporated organization, government or any agency or political subdivision thereof, or other entity.

          "SUBSIDIARY" shall mean, as to the Company, any corporation of which more than 50% of the outstanding stock having ordinary voting power to elect a majority of the Board of Directors of such corporation
(irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Company, or by one or more of its subsidiaries, or by the Company and one or more of its subsidiaries.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                                     STARMEDIA NETWORK, INC.

                                                     By:
                                                     Name:
                                                     Title:


                                                     HEARST COMMUNICATIONS, INC.

                                                     By:
                                                     Name:
                                                     Title:

As a result of the Class C preferred stock contingent issuance obligation settlement, Mr. Whitman and the following persons or entities below, all associated with Mr. Whitman, will receive upon the closing of this offering an issuance of 1,782,000 shares of Class A common stock in the following amounts:


                                                               Shares of Class A
                                                                  Common Stock
                                                                  ------------

    John Whitman.............................................         1,800
    The Whitman Children Irrevocable Trust(1)................         1,800
    Subir Ray (2)............................................           400
    Peter Gerry(2)...........................................         1,800
    Kilin To (2).............................................         7,100
    CitiGrowth Fund II, Offshore L.P.(3).....................       137,400
    CG Asian-American Fund L.P.(3)...........................       137,400
    Pnneetai Global Fund L.P.(2).............................        68,700

                         Total...............................       356,500


----------

(1) The Whitman Children Irrevocable Trust, is a trust for the benefit of Mr. Whitman's children.

(2) Mr. Whitman has been granted with a power of attorney for these shareholders.

(3) Mr. Whitman holds a minority interest in the entities that control these limited partnerships.